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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 31, 2002
                                                           ------------


                               FASTNET CORPORATION
                               -------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                    000-29255                  23-2767197
   --------------------          ---------------------         -------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



            Two Courtney Place, Suite 130
                3864 Courtney Street
             Bethlehem, Pennsylvania                                18017
        (Address of Principal Executive Offices)                  (Zip Code)




       Registrant's telephone number, including area code: (610) 266-6700
                                                           ---------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.  ACQUISITION OF ASSETS.

         (a) On May 31, 2002 (the "Closing Date"), FASTNET Corporation (the "Registrant"), through its wholly-owned subsidiary FASTNET Acquisition Corp., a Pennsylvania corporation (the "Purchaser"), completed its acquisition of certain assets of AppliedTheory Corporation, a Delaware corporation ("AppliedTheory"), including the customer base, high capacity backbone network and associated equipment of the network access portion of AppliedTheory's and its subsidiaries' Internet services business. The acquisition was accomplished pursuant to the terms of an Amended and Restated Asset Purchase Agreement, dated as of April 17, 2002, by and among the Purchaser, AppliedTheory and its subsidiaries, and the Registrant in its capacity as guarantor of the obligations of the Purchaser as further described below (the "Purchase Agreement").

         The terms of the Purchase Agreement were approved by the United States Bankruptcy Court for the Southern District of New York by an order dated May 25, 2002, as a result of the voluntary petition for bankruptcy filed by AppliedTheory under Chapter 11 of the U.S. Bankruptcy Code. The aggregate consideration paid for the acquired assets was $4,000,000 in cash, which was funded by the Registrant's general working capital.

         Under the terms of the Purchase Agreement, the Purchaser has agreed to use its good faith efforts to collect receivables of AppliedTheory in existence on the Closing Date (the "Closing Receivables") on behalf of AppliedTheory, and to remit to AppliedTheory, on or prior to December 31, 2002, no less than an aggregate of $2,500,000 of the Closing Receivables. The Registrant has guaranteed the payment to AppliedTheory of up to $2,500,000 of the Closing Receivables on behalf of the Purchaser, such that if the Purchaser has not collected and remitted an aggregate of $2,500,000 of the Closing Receivables to AppliedTheory on or prior to December 31, 2002, then the Purchaser, or the Registrant to the extent the Purchaser is unable to do so, must pay to AppliedTheory an amount equal to the difference.

         (b) The acquired assets were used in the operation of AppliedTheory's and its subsidiaries' Internet services business and included a customer base, cost efficient high capacity backbone network and associated equipment. The Registrant intends to continue the use of the acquired assets in connection with its provision of Internet solutions, including broadband connectivity, web hosting, colocation, managed services and eSolutions.

The Registrant issued a press release announcing the completion of the acquisition, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  If determined to be required by the Registrant in accordance with the instructions of Form 8-K, to be filed on Form 8-K/A as soon as practicable, but not later than 75 days from the Closing Date.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  If determined to be required by the Registrant in accordance with the instructions of Form 8-K, to be filed on Form 8-K/A as soon as practicable, but not later than 75 days from the Closing Date.


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         (c)      Exhibits.
                  --------

                  Exhibit No.       Description of Document
                  -----------       -----------------------

                  2.1*+ Amended and Restated Asset Purchase Agreement, dated as of April 17, 2002, by and among the Purchaser, AppliedTheory and its Subsidiaries.

                  99.1*             Press Release, dated June 3, 2002.
                  ------------
                  *   Filed herewith.

                  + Certain schedules and similar attachments are omitted herewith; however, copies of such materials will be furnished supplementally to the Securities and Exchange Commission upon request.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FASTNET CORPORATION

Date:  June 17, 2002                     By: /s/ Ward Schultz
                                             -----------------------------------
                                             Ward Schultz
                                             Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NO.                DESCRIPTION OF DOCUMENT
--------------------------------------------------

  2.1 Amended and Restated Asset Purchase Agreement, dated as of April 17, 2002, by and among the Purchaser, AppliedTheory and its Subsidiaries.

  99.1              Press Release, dated June 3, 2002